SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                THE MENTOR FUNDS
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

( )  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

(X)  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                         [MENTOR INVESTMENT GROUP LOGO]

                                The Mentor Funds
                              901 East Byrd Street
                            Richmond, Virginia 23219

                                                                 October 5, 1996

To Shareholders of the Mentor Municipal Income Portfolio:

     Enclosed are proxy materials for the upcoming meeting of shareholders of your Portfolio to be held on October 29, 1996. At the meeting, you will be asked to approve a new sub-advisory agreement for the Portfolio (the "Agreement") with Van Kampen American Capital Management, Inc. (the "Sub-Adviser"). Your approval of the new Agreement is necessary because the current sub-advisory agreement with the Sub-Adviser will terminate when the Sub-Adviser becomes a subsidiary of Morgan Stanley Group Inc. ("Morgan Stanley") later this year. The new Agreement will be substantially identical to the sub-advisory agreement currently in place. Your Trustees have approved the Agreement and are recommending that you do so as well.

     PLEASE RETURN YOUR PROXY TODAY. If you have questions regarding the proposal, please call your financial representative or The Mentor Funds (1-800-382-0016) today. We appreciate your continued trust and confidence and look forward to earning it well into the future.

Sincerely,

/s/ PAUL F. COSTELLO

Paul F. Costello
PRESIDENT

                                THE MENTOR FUNDS
                       MENTOR MUNICIPAL INCOME PORTFOLIO

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                OCTOBER 29, 1996

To the Shareholders of the Mentor Municipal Income Portfolio:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the Mentor Municipal Income Portfolio (the "Portfolio"), a series of shares of beneficial interest of The Mentor Funds, will be held at the offices of The Mentor Funds, West Tower, Riverfront Plaza, 901 East Byrd Street, Richmond, Virginia, on Tuesday, October 29, 1996 at 10:00 a.m. (Eastern time) for the following purposes:

1. To approve or disapprove a proposed new sub-advisory agreement in respect of the Portfolio.

2. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

The Trustees have fixed the close of business on September 30, 1996 as the record date for determination of shareholders entitled to notice of, and to vote at, the Special Meeting.

                                      By order of the President

                                      John M. Ivan
                                      SECRETARY

October 5, 1996

                             YOUR VOTE IS IMPORTANT

    PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE
        MEETING. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                THE MENTOR FUNDS

                       MENTOR MUNICIPAL INCOME PORTFOLIO

                                PROXY STATEMENT

     The enclosed proxy is solicited on behalf of the Board of Trustees of The Mentor Funds (the "Trust") for use at the Special Meeting of Shareholders of the Mentor Municipal Income Portfolio (the "Portfolio"), a series of shares of beneficial interest of the Trust, to be held at the offices of the Trust, West Tower, Riverfront Plaza, 901 East Byrd Street, Richmond, Virginia on Tuesday, October 29, 1996 at 10:00 a.m. and at any adjournment or adjournments thereof (the "Meeting"). These proxy materials are being mailed to shareholders beginning on or about October 5, 1996. A COPY OF THE ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT OF THE TRUST, EACH OF WHICH INCLUDES INFORMATION ABOUT THE PORTFOLIO, MAY BE OBTAINED WITHOUT CHARGE BY CALLING 1-800-382-0016.

     Shareholders of record of the Portfolio at the close of business on September 30, 1996 will be entitled to be present and to vote at the Meeting. Each Class A and Class B share is entitled to one vote, and votes will be counted together without regard to class. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. A shareholder who executes and returns the enclosed form of proxy nevertheless may revoke it by giving another proxy or by letter or telegram directed to the Trust which must show the shareholder's name and account number. To be effective, such revocation must be received prior to the Meeting. Any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby cancelling any proxy previously given. To the Trust's knowledge, no shareholder owned beneficially 5% or more of the Portfolio's outstanding shares of beneficial interest on September 30, 1996. On September 30, 1996, there were 1,167,403.738 Class A shares and 2,467,670.370 Class B shares of the Portfolio issued and outstanding. As of September 30, 1996, the officers and Trustees of the Trust owned less than 1% of the outstanding shares of the Portfolio.

     In the event that sufficient votes in favor of the Proposal set forth in the notice of the Meeting are not received by the date of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal and will not vote any proxies that abstained from voting on such matters. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust to act as tellers for the Meeting.

     Solicitation of proxies by personal interview, mail, telephone, and telegraph may be made by officers and Trustees of the Trust and employees of Wheat First Butcher Singer, Inc. and its affiliates. In addition, the firm of Management Information Services Corp. has been retained to assist in the solicitation of proxies, at a cost which is not expected to exceed $5,500, plus reimbursement of the firm's out-of-pocket expenses. The costs of solicitation of proxies will be borne by VK/AC Holding, Inc.

     PROPOSAL: TO APPROVE OR DISAPPROVE A NEW SUB-ADVISORY AGREEMENT IN RESPECT OF THE PORTFOLIO

     The Trustees are recommending that you approve a new sub-advisory agreement (the "Agreement") in respect of the Portfolio among Commonwealth Advisors, Inc., The Mentor Funds, and Van Kampen American Capital Management, Inc. (the "Sub-Adviser"), the current sub-adviser to the Portfolio. The Agreement will replace the existing sub-advisory agreement with the Sub-Adviser. Provided below is information with respect to the Proposal and other information intended to help you reach a decision.

     BACKGROUND. VK/AC Holding, Inc. ("VKAC Holding"), the corporate parent of the Sub-Adviser, has entered into a merger agreement (the "Merger Agreement") with Morgan Stanley Group Inc. ("Morgan Stanley") and certain of Morgan Stanley's affiliates. Pursuant to the Merger Agreement, MSAM Acquisition Inc., a wholly owned subsidiary of Morgan Stanley, will be merged with and into VKAC Holding, with VKAC Holding being the surviving corporation (such transaction being referred to herein as the "Acquisition"). It is anticipated that the Acquisition will be consummated by the end of November 1996. As a result of the Acquisition, the Sub-Adviser will become an indirect subsidiary of Morgan Stanley. Your approval of the Agreement is being sought because the Acquisition may constitute an "assignment" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act") ) of the sub-advisory agreement pursuant to which the Sub-Adviser currently serves as sub-adviser to the Portfolio, which would result in that agreement's automatic termination. In anticipation of the Acquisition and in order for the Sub-Adviser to continue to serve as sub-adviser to the Portfolio following the Acquisition, shareholders of the Portfolio are being asked to approve the Agreement.

     The Trust has been informed that the Merger Agreement does not contemplate any changes in the management or operation of the Sub-Adviser relating to the Portfolio, including the personnel managing the Portfolio or other services or business activities relating to the Portfolio, except those that occur in the ordinary course of business. The Trust has been informed that Morgan Stanley has agreed in the Merger Agreement that, for a period of two years from the date of the Acquisition, it will cause the Sub-Adviser to provide compensation and employee benefits which are substantially comparable in the aggregate to those presently provided. The Sub-Adviser does not anticipate that the Acquisition or any ancillary transactions will cause a reduction in the quality of services now provided to the Portfolio, or have any adverse effect on the Sub-Adviser's ability to fulfill its obligations under the Agreement.

     Morgan Stanley and the Sub-Adviser have informed the Portfolio that neither the Merger Agreement, nor any of the transactions contemplated thereby, will impose, or result in the imposition of, an "unfair burden" on the Portfolio, as that term is defined in Section 15(f) of the 1940 Act. In addition, Morgan Stanley and the Sub-Adviser have advised the Portfolio that the Merger Agreement provides that Morgan Stanley will use its reasonable best efforts to assure that no unfair burden will be imposed on the Portfolio as a result of the transactions contemplated by the Merger Agreement.

     Morgan Stanley and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution, and trading; merger, acquisition, restructuring, and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange, commodities, and swaps (involving foreign exchange, commodities, indices, and interest rates); real estate advice, financing, and investing; and global custody, securities clearance services, and securities lending. Morgan Stanley Asset Management Inc. also is a wholly-owned subsidiary of Morgan Stanley.

As of June 30, 1996, Morgan Stanley Asset Management Inc., together with its affiliated investment advisory companies, had approximately $103.5 billion of assets under management and fiduciary advice.

     CURRENT ARRANGEMENT. The Sub-Adviser currently provides investment advisory services to the Portfolio pursuant to a sub-advisory agreement with Commonwealth Advisors, Inc., the Portfolio's investment adviser, and The Mentor Funds. The current sub-advisory agreement was approved by the initial shareholder of the Portfolio in February 1993 and most recently was approved by the Trustees on February 13, 1996.

     The Portfolio pays Commonwealth Advisors an annual investment advisory fee, and Commonwealth Advisors, in turn, pays an annual fee to the Sub-Adviser, as full compensation for services rendered with respect to the Portfolio. As of September 1, 1996, the Sub-Adviser reduced the rate at which Commonwealth Advisors paid fees to it to an annual rate of .25% of the first $60 million of the Portfolio's average net assets and .20% of the Portfolio's average net assets over $60 million. Prior to that date, such fees were paid at an annual rate of .25% of the Portfolio's average net assets. For the fiscal year ending September 30, 1996, Commonwealth Advisors paid to the Sub-Adviser approximately $168,000 in advisory fees in respect of the Portfolio.

     PROPOSED AGREEMENT. Like the current agreement, the Agreement provides that, subject to the supervision of Commonwealth Advisors and the Trustees of the Trust, the Sub-Adviser will manage the Portfolio's assets in accordance with its investment objective, policies, and limitations, make investment decisions for the Portfolio, and place all orders for the purchase and sale of the Portfolio's investments with broker-dealers. The Sub-Adviser is required to pay all expenses incurred by it and its staff, including salaries of its personnel, in connection with the performance of its obligations under the Agreement.

     In executing portfolio transactions and selecting brokers and dealers, the Sub-Adviser is required to seek the best overall terms available. The Agreement provides that, in assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission for the specific transaction and on a continuing basis. The Agreement provides that the Sub-Adviser may enter into transactions with broker-dealers that furnish the Sub-Adviser, without cost to it, certain brokerage and research services of value to the Sub-Adviser and its affiliates in advising the Portfolio and other clients. The Agreement provides that, in doing so, the Sub-Adviser may cause the Portfolio to pay greater brokerage commissions than it might otherwise pay.

     The Agreement provides that the Sub-Adviser shall not be subject to any liability, error of judgment, or mistake of law or for any loss suffered by Commonwealth Advisors or the Trust in connection with matters relating to the Agreement in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties.

     Under the terms of the Agreement, Commonwealth Advisors pays to the Sub-Adviser, as full compensation for services rendered under the Agreement with respect to the Portfolio, an annual fee at the same rate as fees are currently being paid to the Sub-Adviser: .25% of the first $60 million of the Portfolio's average net assets and .20% of the Portfolio's average net assets over $60 million.

     The Agreement may be terminated at any time, without penalty, (i) by Commonwealth Advisors on 60 days' written notice, (ii) at any time by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice, or (iii) by the Sub-Adviser upon 60 days' written notice. The Agreement terminates automatically in the event of its assignment.

     It is intended that, if the Agreement is approved by the shareholders of the Portfolio, it will take effect as of the closing of the Acquisition, and will continue in effect until the second anniversary thereof and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

     A copy of the Agreement, marked to show changes from the current sub-advisory agreement, is attached to this proxy statement as Exhibit A.

     COMPARISON OF THE CURRENT AND PROPOSED AGREEMENT. The Agreement is substantially identical to the current sub-advisory agreement, except for the dates of execution, effectiveness, and termination and certain non-material charges. As described above, the Agreement provides that the fees will be paid to the Sub-Adviser at the same rate as they are currently paid to the Sub-Adviser.

     Following the effective date of the Agreement, the ability of the Portfolio to conduct certain transactions with Morgan Stanley & Co. may be limited because of Morgan Stanley & Co.'s affiliation with the Sub-Adviser.

     TRUSTEE ACTION. The Trustees of the Trust approved the Agreement at a meeting held on August 13, 1996.

     In evaluating the Agreement, the Trustees considered the fact that the current sub-advisory agreement and the Agreement are substantially identical, including the terms relating to the services to be provided, and that the fees to be paid thereunder would be paid at the same rate as they are currently paid to the Sub-Adviser. The Trustees also considered the general terms of the Merger Agreement and the ability of the Sub-Adviser to continue to provide advisory services to the Portfolio following the Acquisition. The Trustees considered the performance of the Sub-Adviser to date in providing services to the Portfolio, the skills and capabilities of the Sub-Adviser, and the representations of Morgan Stanley that no material change was planned in the current management or facilities of the Sub-Adviser. In addition, the Trustees considered generally the financial resources of Morgan Stanley and Morgan Stanley's representation to the Trustees that it will provide sufficient capital to support the operations of the Sub-Adviser. The Trustees also considered the reputation, expertise, and resources of Morgan Stanley and its affiliates in domestic and international financial markets.

     INFORMATION ABOUT THE SUB-ADVISER. The Sub-Adviser currently is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("VKAC"), which is a wholly-owned subsidiary of VKAC Holding, which in turn is controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, Inc., a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors, and employees of VKAC own, in the aggregate, approximately 6% of the common stock of VKAC Holding and have the right to acquire, upon the exercise of options (whether or not vested), approximately an additional 12% of the common stock of VKAC Holding. The address of VKAC Holding, VKAC, and the Sub-Adviser is One Parkview Plaza, Oakbrook Terrace, Illinois 60181. The address of C&D L.P. and C&D Associates L.P. is 270 Greenwich Avenue, Greenwich, Connecticut 06830.

     Set forth below is information in respect of the directors and executive officers of the Sub-Adviser.

              NAME AND ADDRESS                                        PRINCIPAL OCCUPATION
Don G. Powell                                  CHAIRMAN, CHIEF EXECUTIVE OFFICER AND DIRECTOR OF THE SUB- ADVISER.
2800 Post Oak Blvd.                            President, Chief Executive Officer and a Director of VKAC Holding
Houston, TX 77056                              and VKAC and Chairman, Chief Executive Officer and Director of Van
                                               Kampen American Capital Distributors, Inc. ("VKAC Distributors"),
                                               Van Kampen American Capital Asset Management, Inc., Van Kampen
                                               American Capital Investment Advisory Corp. and Van Kampen American
                                               Capital Advisors, Inc. Chairman, President and Director of Van
                                               Kampen American Capital Exchange Corporation, American Capital
                                               Contractual Services, Inc., Van Kampen Merritt Equity Holdings
                                               Corp., and American Capital Shareholders Corporation. Chairman and
                                               Director of ACCESS Investor Services, Inc. ("ACCESS"), Van Kampen
                                               Merritt Equity Advisors Corp. and Van Kampen American Capital
                                               Trust Company. Chairman, President and Director of Van Kampen
                                               American Capital Services, Inc. Prior to July 1996, Chairman and
                                               Director of VSM Inc. and VCJ Inc. Prior to July 1996, President,
                                               Chief Executive Officer and Trustee/Director of open-end
                                               investment companies and closed-end investment companies advised by Van Kampen American Capital Management, Inc. and Van Kampen
                                               American Capital Asset Management, Inc.

Dennis J. McDonnell                            PRESIDENT, CHIEF OPERATING OFFICER AND DIRECTOR OF THE SUB-
One Parkview Plaza                             ADVISER. President, Chief Operating Officer and Director of Van
Oakbrook Terrace, IL 60181                     Kampen American Capital Asset Management, Inc., Van Kampen
                                               American Capital Investment Advisory Corp., and Van Kampen
                                               American Capital Advisors, Inc. Executive Vice President and
                                               Director of VKAC Holding and VKAC. President and Director of Van
                                               Kampen Merritt Equity Advisors Corp. Director of Van Kampen
                                               Merritt Equity Holdings Corp., McCarthy, Crisanti & Maffei, S.A.
                                               and McCarthy, Crisanti & Maffei, Inc. Chairman and Director of MCM
                                               Asia Pacific Company, Limited. President and Trustee/Director of
                                               open-end investment companies and closed-end investment companies advised by Van Kampen American Capital Asset Management, Inc. and
                                               Van Kampen American Capital Investment Advisory Corp. Prior to
                                               July 1996, President, Chief Operating Officer and Director of VSM
                                               Inc. and VCJ Inc. Prior to December, 1991, Senior Vice President
                                               of Van Kampen Merritt, Inc.

Ronald A. Nyberg                               EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND DIRECTOR OF THE
One Parkview Plaza                             SUB-ADVISER. Executive Vice President, General Counsel and
Oakbrook Terrace, IL 60181                     Secretary of VKAC Holding and VKAC. Executive Vice President,
                                               General Counsel and Director of VKAC Distributors, Van Kampen
                                               American Capital Asset Management, Inc., Van Kampen American
                                               Capital Investment Advisory Corp., Van Kampen Merritt Equity
                                               Advisors Corp., and Van Kampen Merritt Equity Holdings Corp.
                                               Executive Vice President, General Counsel and Assistant Secretary
                                               of Van Kampen American Capital Advisors, Inc., American Capital
                                               Contractual Services, Inc., Van Kampen American Capital Exchange
                                               Corporation, ACCESS, Van Kampen American Capital Services, Inc.
                                               and American Capital Shareholders Corporation. Executive Vice
                                               President, General Counsel, Assistant Secretary and Director of
                                               Van Kampen American Capital Trust Company. Vice President and
                                               Secretary of open-end investment companies and closed-end
                                               investment companies advised by Van Kampen American Capital Asset
                                               Management, Inc. and Van Kampen Capital Investment Advisory Corp.
                                               Director of ICI Mutual Insurance Co., a provider of insurance to members of the Investment Company Institute. Prior to July 1996,
                                               Executive Vice President and General Counsel of VSM Inc., and
                                               Executive Vice President, General Counsel and Director of VCJ Inc.

William R. Rybak                               EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND DIRECTOR OF
One Parkview Plaza                             THE SUB-ADVISER. Executive Vice President and Chief Financial
Oakbrook Terrace, IL 60181                     Officer of VKAC Holding and VKAC since February 1993, and
                                               Treasurer of VKAC Holding through December 1993. Executive Vice
                                               President, Chief Financial Officer and Director of Van Kampen
                                               American Capital Asset Management, Inc., Van Kampen American
                                               Capital Investment Advisory Corp., and VKAC Distributors.
                                               Executive Vice President, Chief Financial Officer, Treasurer and
                                               Director of Van Kampen Merritt Equity Advisors Corp. Executive
                                               Vice President and Chief Financial Officer of Van Kampen American
                                               Capital Advisors, Inc., Van Kampen American Capital Exchange
                                               Corporation, Van Kampen American Capital Trust Company, ACCESS,
                                               and American Capital Contractual Services, Inc. Executive Vice
                                               President, Chief Financial Officer and Treasurer of American
                                               Capital Shareholders Corporation, Van Kampen American Capital
                                               Services, Inc. and Van Kampen Merritt Equity Holdings Corp.
                                               Assistant Treasurer of McCarthy, Crisanti & Maffei, Inc. and MCM
                                               Group, Inc. Chairman of the Board of Hinsdale Financial Corp., a
                                               savings and loan holding company. Prior to July 1996, Executive
                                               Vice President, Chief Financial Officer and Director of VCJ Inc.,
                                               and Executive Vice President and Chief Financial Officer of VSM
                                               Inc.

Peter W. Hegel                                 EXECUTIVE VICE PRESIDENT OF THE SUB-ADVISER. Executive Vice
One Parkview Plaza                             President of Van Kampen American Capital Investment Advisory Corp.
Oakbrook Terrace, IL 60181                     and Van Kampen American Capital Advisors, Inc. Executive Vice
                                               President and Director of Van Kampen American Capital Asset
                                               Management, Inc. Vice President of open-end investment companies and closed-end investment companies advised by Van Kampen American
                                               Capital Asset Management, Inc. and Van Kampen American Capital
                                               Investment Advisory Corp. Prior to July 1996, Director of VSM Inc.

Robert C. Peck, Jr.                            EXECUTIVE VICE PRESIDENT OF THE SUB-ADVISER. Executive Vice
2800 Post Oak Blvd.                            President of Van Kampen American Capital Investment Advisory Corp.
Houston, TX 77056                              Executive Vice President and Director of Van Kampen American
                                               Capital Asset Management, Inc. and Van Kampen American Capital
                                               Advisors, Inc. Vice President of open-end investment companies advised by Van Kampen American Capital Asset Management, Inc. and
                                               Van Kampen American Capital Investment Advisory Corp.

Alan T. Sachtleben                             EXECUTIVE VICE PRESIDENT OF THE SUB-ADVISER. Executive Vice
One Parkview Plaza                             President of Van Kampen American Capital Investment Advisory Corp.
Oakbrook Terrace, IL 60181                     Executive Vice President and Director of Van Kampen American
                                               Capital Asset Management, Inc. and Van Kampen American Capital
                                               Advisors, Inc. Vice President of open-end investment companies advised by Van Kampen American Capital Asset Management, Inc. and
                                               Van Kampen American Capital Investment Advisory Corp.

     Exhibit B provides certain information relating to an investment company similar to the Portfolio for which the Sub-Adviser provides investment advisory services.

     MISCELLANEOUS. Commonwealth Advisors, the Portfolio's investment adviser, is a wholly owned subsidiary of Mentor Investment Group, Inc., which is a subsidiary of Wheat First Butcher Singer, Inc. Mentor Investment Group serves as administrator to the Portfolio. Mentor Distributors, Inc., an affiliate of Commonwealth Advisors, Mentor Investment Group, and Wheat First Butcher Singer, serves as the principle underwriter of the Portfolio's shares. The address of each of Commonwealth Advisors, Mentor Distributors, and Mentor Investment Group is 901 East Byrd Street, Richmond, Virginia 23219.

     REQUIRED SHAREHOLDER VOTE. The required vote for approval of the Agreement is the lesser of (1) 67% of the shares of the Portfolio represented at the Meeting, if more than 50% of the outstanding shares of the Portfolio are represented at the Meeting in person or by proxy, and (2) more than 50% of the outstanding shares of the Portfolio.

     If shareholders of the Portfolio do not approve the Agreement, the Portfolio's current sub-advisory agreement would remain subject to automatic termination in the event of its assignment (as defined in the 1940 Act). At such time, the Trustees will consider such alternative actions as may be in the best interests of the Portfolio and its shareholders.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE PORTFOLIO VOTE TO APPROVE THE PROPOSED AGREEMENT.

OTHER MATTERS

     More than fifty percent of the shares, regardless of class, of the Portfolio outstanding on September 30, 1996, (the record date for determining shareholders entitled to vote at the Meeting), present in person or represented by proxy, are required to constitute a quorum for the transaction of business at the Meeting. Votes cast by proxy or in person at the Meeting will be counted by persons appointed to act as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the Proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count all shares represented by proxies that reflect abstentions and "broker non-votes" (I.E., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) for purposes of determining the presence of a quorum. Abstentions and broker non-votes have the effect of a negative vote on the Proposal.

     Although the Meeting is called to transact any other business that may properly come before it, the only business that management intends to present or knows that others will present is the Proposal in the Notice of Meeting. However, you are being asked on the enclosed proxy to authorize the persons named therein to vote in accordance with their judgment with respect to any additional matters which properly come before the Meeting, and on all matters incidental to the conduct of the Meeting.

     Shareholder proposals to be presented at any future meeting of shareholders of the Portfolio must be received by the Portfolio a reasonable time before the Portfolio's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.

October 5, 1996

                                                                       EXHIBIT A
                                THE MENTOR FUNDS

                         INVESTMENT ADVISORY AGREEMENT
                                                              November   , 1996
Van Kampen American Capital Management, Inc.
1 Parkview Plaza
Oakbrook Terrace, Illinois 60181

Dear Sirs:
     Under an agreement (the "Management Agreement") between The Mentor Funds, a Massachusetts business trust (the "Trust"), and Commonwealth Advisors, Inc., a Virginia corporation, (the "Adviser"), the Adviser serves as the Trust's investment adviser and has the responsibility of evaluating, recommending, supervising and compensating investment advisors to certain series of the Trust.

     The Adviser hereby confirms its agreement with Van Kampen American Capital Management, Inc. (the "Sub-Adviser") and the Trust with respect to the Sub-Adviser's serving as the sub-adviser of the Mentor Municipal Income Portfolio (the "Portfolio"), a series of the Trust, as follows:

  SECTION 1. INVESTMENT DESCRIPTION; APPOINTMENT

     (a) The Trust desires to employ the Portfolio's capital by investing and reinvesting in investments of the kind and in accordance with the investment objectives, policies and limitations specified in the prospectus (the "Prospectus") and in the statement of additional information (the "Statement of Additional Information") filed with the Securities and Exchange Commission (the "SEC") as part of the Trust's Registration Statement on Form N-1A, as amended from time to time (the "Registration Statement"). The Adviser has herewith furnished the Sub-Adviser copies of the Trust's Prospectus, Statement of Additional Information, Declaration of Trust and By-Laws as currently in effect and agrees during the continuance of the Agreement to furnish the Sub-Adviser copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Adviser will be entitled to rely on all such documents furnished to it by the Adviser or the Trust.

     (b) The Adviser, with the approval of the Trust, hereby appoints the Sub-Adviser to act as investment adviser to the Portfolio for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

  SECTION 2. PORTFOLIO MANAGEMENT DUTIES

     (a) Subject to the supervision of the Adviser and the Trust's Board of Trustees, the Sub-Adviser will (i) manage the Portfolio's assets in accordance with the Portfolio's investment objectives, policies and limitations as stated in the Trust's Prospectus and Statement of Additional Information; (ii) make investment decisions for the Portfolio; and (iii) place orders to purchase and sell securities (and where appropriate) commodity futures contracts for the Portfolio.

     (b) The Sub-Adviser will keep the Trust and the Adviser informed of developments materially affecting the Portfolio and shall, on the Sub-Adviser's own initiative and as reasonably requested by the Adviser or the Trust, furnish to the Trust and the Adviser from time to time whatever information the Adviser reasonably believes appropriate for this purpose.

     (c) The Sub-Adviser agrees that, in the performance of the duties required of it by this Agreement, it will comply with the Investment Company Act of 1940, as amended (the "Act"), and all rules and regulations thereunder, all applicable federal and state laws and regulations and with any applicable procedures adopted by the Trust's Board of Trustees and identified in writing to the Sub-Adviser. The Adviser will provide to the Sub-Adviser any specific procedures that must be followed in the performance of Sub-Adviser's duties hereunder by reason of the affiliation of other sub-advisers or service providers with the Trust.

  SECTION 3. BROKERAGE

     (a) The Sub-Adviser agrees that it will place orders pursuant to its investment determinations for the Portfolio either directly with the issuer or with brokers or dealers selected by the Sub-Adviser in accordance with the standards specified in paragraphs (b) and (c) of this Section 3. Until notified to the contrary by the Adviser, the Sub-Adviser may place orders for the Portfolio with affiliates of the Adviser in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, Section 17(e) of the Act and Rule 17e-1 thereunder and other applicable laws and regulations. The Sub-Adviser will identify to the Adviser in writing any brokers or dealers which are affiliates of the Sub-Adviser. The Adviser will identify to the Sub-Adviser in writing any brokers and dealers which are affiliates of the Adviser and will forward to each Sub-Adviser information provided by the other Sub-Advisers with respect to affiliated broker-dealers of such Sub-Advisers.

     (b) In placing orders with brokers and dealers, the Sub-Adviser will seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction, the Sub-Adviser will consider all factors it deems relevant including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis.

     (c) Subject to the requirements of subsections (a) and (b) above, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser shall have the right to request in writing that transactions giving rise to brokerage commissions shall be executed by brokers and dealers that provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Trust or will be of value to the Trust in the management of its assets or the Adviser's performance of its management services provided to the Trust. In addition, subject to the requirements of subsections (a) and (b) above and the applicable Rules of Fair Practice of the National Association of Securities Dealers, Inc., the Trust shall have the right to request that such transactions be executed by brokers and dealers by or through whom sales of shares of the Trust are made.

  SECTION 4. INFORMATION PROVIDED TO THE ADVISER AND THE TRUST

     (a) The Sub-Adviser agrees that it will make available to the Adviser and the Trust promptly upon their request copies of all of its records with respect to the Portfolio to assist the Adviser and the Trust in monitoring compliance with the Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as well as other applicable laws. The Sub-Adviser will furnish the Trust's Board of Trustees with respect to the Portfolio such periodic and special reports as the Adviser and the Board of Trustees may reasonably request.

     (b) The Sub-Adviser agrees that it will immediately notify the Adviser and the Trust in the event that the Sub-Adviser or any of its affiliates: (i) becomes subject to a statutory disqualification that prevents the Sub-Adviser from serving as investment advisor pursuant to this Agreement; or (ii) if it is or expects to become the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Sub-Adviser has provided the information about itself set forth in the Registration Statement and acknowledges that, as of the date hereof, it is true and correct and contains no material misstatement or omission, and the Sub-Adviser further agrees to notify the Adviser immediately of, (i) any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Prospectus or Statement of Additional Information of the Trust, or any amendment or supplement thereto, if the omission of such would make such document misleading, (ii) any statement contained therein relating to the Sub-Adviser that becomes untrue in any material respect, or (iii) any material change in the investment objective and policies of the mutual fund advised by the Sub-Adviser and identified in the Prospectus as being a model for the Portfolio.

     (c) The Sub-Adviser represents that it is an investment adviser registered under the Advisers Act and other applicable laws and that the statements contained in the Sub-Adviser's registration under the Advisers Act on Form ADV, as of the date hereof, are true and correct and do not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Sub-Adviser agrees to maintain the completeness and accuracy of its registration on Form ADV in accordance with all legal requirements relating to that Form. The Sub-Adviser acknowledges that it is an "investment advisor" to the Portfolio within the meaning of the Act and the Advisers Act.

  SECTION 5. BOOKS AND RECORDS

     In compliance with the requirements of Rule 31a-3 under the Act, the Sub-Adviser hereby agrees that all records that it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust copies of any such records upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the Act the records with respect to the Sub-Adviser's duties hereunder required to be maintained by Rule 31a-1 under the Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in that Rule.

  SECTION 6. COMPENSATION

     (a) In consideration of services rendered pursuant to this Agreement, the Adviser will pay the Sub-Adviser a fee that is computed daily and paid monthly at the annual rate set forth in Appendix I to this Agreement (the "Portfolio Advisory Fee"). From time to time the Sub-Adviser may agree to reimburse the Trust additional expenses or waive a portion or all of its fee, in the sole discretion of the Sub-Adviser.

     (b) Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

     (c) For the purposes of determining fees payable to the Sub-Adviser, the value of the Trust's net assets shall be computed at the times and in the manner specified in the Trust's Prospectus and/or the Statement of Additional Information.

  SECTION 7. COSTS AND EXPENSES

     During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff in connection with the performance of its services under this Agreement, including the payment of salaries of all officers and employees who are employed by it, but not including expenses to be paid by the Trust or the Adviser such as brokerage fees and commissions and custodian charges. The Trust shall assume and pay any expenses for services rendered by a custodian for the safekeeping of the Trust's securities or other property, for keeping its books of account, for any other charges of the custodian, and for calculating the net asset value of the Trust as provided in the prospectus of the Trust. The Sub-Adviser shall not be required to pay and the Trust (or the Adviser) shall assume and pay the charges and expenses of the Trust's operations, including compensation of the trustees, charges and expenses of independent auditors, of legal counsel, of any transfer or dividend disbursing agent, and of any registrar of the Trust, costs of acquiring and disposing of portfolio securities, interest, if any, on obligations incurred by the Trust, costs of share certificates and of reports, membership dues in the Investment Company Institute or any similar organization, costs of reports and notices to shareholders, other like miscellaneous expenses and all taxes and fees payable to federal, state or other governmental agencies on account of the registration of securities issued by the Trust, filing of trust documents or otherwise.

  SECTION 8. STANDARD OF CARE

     The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or the Trust in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Adviser or the Trust to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement.

  SECTION 9. SERVICES TO OTHER COMPANIES OR ACCOUNTS

     (a) Except as otherwise agreed between the Adviser and the Sub-Adviser, it is understood that the services of the Sub-Adviser are not exclusive, and nothing in this Agreement shall prevent the Sub-Adviser from providing similar services to other investment companies (whether or not their investment objectives and policies are similar to those of the Trust) or from engaging in other activities.

     (b) When the Sub-Adviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Sub-Adviser recommends the purchase or sale of the same security for the Trust, it is understood that in light of its fiduciary duty to the Trust, such transactions will be executed on a basis that it is fair and equitable to the Trust.

     (c) The Trust and the Adviser understand and acknowledge that the persons employed by the Sub-Adviser to assist in the performance of its duties under this Agreement will not devote their full time to that service; nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, except as otherwise agreed between the Adviser and the Sub-Adviser.

  SECTION 10. DURATION AND TERMINATION

     (a) The Trust represents that this Agreement has been approved by the Trust's Board of Trustees and shareholders pursuant to Section 15 of the Act. This Agreement shall become effective on the date hereof and shall continue for two years from that date, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Trust's Board of Trustees or (ii) a vote of a majority of the Portfolio's outstanding voting securities (as defined in the Act), provided that the continuance is also approved by a majority of the Trustees who are not "interested persons" (as defined in the Act) of the Trust, by vote cast in person at a meeting called for the purpose of voting on such approval.

     (b) Notwithstanding the foregoing, this Agreement may be terminated (i) by the Adviser at any time without penalty, upon 60 days' written notice to the Sub-Adviser and the Trust, (ii) at any time without penalty by the Trust, upon the vote of a majority of the Trust's Trustees or by vote of the majority of the Trust's outstanding voting securities, upon 60 days' written notice to the Sub-Adviser and the Adviser, or (iii) by the Sub-Adviser at any time without penalty, upon 60 days' written notice to the Adviser and the Trust.

     (c) This Agreement will terminate automatically in the event of its assignment (as defined in the Act and in rules adopted under the Act).

  SECTION 11. AMENDMENTS

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in accordance with applicable law.

  SECTION 12. LIMITATIONS OF LIABILITY OF TRUSTEES, OFFICERS, EMPLOYEES, AGENTS
              AND SHAREHOLDERS OF THE TRUST

     The Sub-Adviser is expressly put on notice of the limitation of liability as set forth in the Declaration of Trust and agrees that the obligations assumed by the Trust pursuant to this Agreement shall be limited in any case to the Trust and its assets and that the Sub-Adviser shall not seek satisfaction of any such obligations from the shareholders of the Trust, the Trustees, officers, employees or agents of the Trust, or any of them.

  SECTION 13. MISCELLANEOUS

     (a) This Agreement shall be governed by the laws of the Commonwealth of Virginia, provided that nothing herein shall be construed in a manner inconsistent with the Act, the Advisers Act, or rules or orders of the SEC thereunder.

     (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

     (c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

     (d) Nothing herein shall be construed as constituting the Sub-Adviser as an agent of the Trust or the Adviser.

     If the terms and conditions described above are in accordance with your understanding, kindly indicate your acceptance of this Agreement by signing and returning to us the enclosed copy of this Agreement.

                                                COMMONWEALTH ADVISORS, INC.

                                                By:
                                                   Name:
                                                   Title:

                                                THE MENTOR FUNDS

                                                By:
                                                   Name:
                                                   Title:

Accepted:
VAN KAMPEN AMERICAN CAPITAL MANAGEMENT, INC.

By:
     Name:
     Title:

                                                                      APPENDIX I

The Adviser pays the Sub-Adviser an annual fee not to exceed the following percentage of Portfolio assets as follows:

                                                                     SUB-ADVISER'S RATE OF FEE
                  THE MENTOR FUNDS                         IN ACCORDANCE WITH SECTION 6 OF THE AGREEMENT
Mentor Municipal Income Portfolio                      .25% of average net assets of the Portfolio from $0
                                                       to $60 million; .20% of average net assets of the
                                                       Portfolio over $60 million*

* As of September 1, 1996, the rate at which fees are payable under the current Investment Advisory Agreement was reduced to the level shown.

                                                                       EXHIBIT B

     Other Investment Company Advised by Van Kampen American Capital Management, Inc.

                FUND                       NET ASSETS                  FEE SCHEDULE
Sierra Trust Fund,                      $228,750,984 (1)   .20% of average net assets up to
  National Municipal Fund                                  $150 million; .15% of average net
                                                           assets over $150 million. (2)

(1) As of August 29, 1996.

(2) Pursuant to investment sub-advisory agreements in respect of the National Municipal Fund and the California Municipal Fund (collectively, the "Funds"), another series of the Sierra Trust Funds sub-advised by Van Kampen American Capital Management, Inc., when the combined average daily net assets of the Funds (the "Combined Assets") exceed $750 million, Van Kampen American Capital Management, Inc. will be paid a fee with respect to each Fund in proportion to each Fund's average net assets at the following annual rate: .15% of the Combined Assets up to $1 billion, and .125% of the Combined Assets over $1 billion.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR the proposal below.

1.  To approve or disapprove a new     [ ] FOR    [ ] AGAINST   [ ] ABSTAIN
    sub-advisory agreement in respect
    of the Portfolio among The
    Mentor Funds, Commonwealth
    Advisors, Inc. and Van Kampen
    American Capital Management, Inc.




  PLEASE SIGN ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

MENTOR MUNICIPAL INCOME PORTFOLIO               PROXY SOLICITED BY THE TRUSTEES
A SERIES OF THE MENTOR FUNDS

         PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -- October 29, 1996

The undersigned hereby appoints Peter J. Quinn, Daniel J. Ludeman, and Paul F. Costello, and each of them, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated herein, at the Special Meeting of Shareholders of the Mentor Municipal Income Portfolio (the "Portfolio"), a series of The Mentor Funds, at the offices of The Mentor Funds, West Tower, Riverfront Plaza, 901 East Byrd Street, Richmond, Virginia, on Tuesday, October 29, 1996 at 10:00 a.m. Eastern time, and at any adjournments thereof, all of the shares of the Portfolio which the undersigned would be entitled to vote if personally present.

                                      NOTE: Please sign exactly as your name
                                      appears on this card. All joint owners
                                      should sign. When signing as executor,
                                      administrator, attorney, trustee, or
                                      guardian or as custodian for a minor,
                                      please give full title as such. If a
                                      corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                      Signature(s) _____________________________

                                      ------------------------------------------
                                      Date _____________________________________